POWER OF ATTORNEY

Know all by these presents that the each of the undersigned hereby individually constitutes and appoints John H. Coghlin the undersigned's true and lawful attorney-in-fact, to:

1. execute for and on behalf of the undersigned a Form ID application, and any amendments thereto, to be filed with the Securities and Exchange Commission to obtain or update EDGAR codes for the undersigned;

2. execute for and on behalf of the undersigned Forms 3, 4 and 5 and

Schedules 13D or 13G, as appropriate, and any required amendments thereto

(collectively, "Reports"), with respect to his securities ownership of

CareView Communications, Inc. (the "Company"), in accordance with Section 13(d)

and/or Section 16(a) of the Securities Exchange Act of 1934, as amended, and the respective rules promulgated thereunder;

3. do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such Report and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

4. take any other action of any type whatsoever in connection with the foregoing that, in the opinion of such attorney-in-fact, may be of benefit to,

in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

Each of the undersigned hereby individually grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

Each of the undersigned hereby individually acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned,

is not assuming any of the undersigned's responsibilities to comply with Section

13(d) or 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Reports with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the each of the undersigned have caused this Power of Attorney to be executed as of this 2nd day of May, 2011.

Signed: /s/ Jeffrey C. Lightcap

 Jeffrey C. Lightcap

Signed: /s/ Arthur Cohen

 Arthur Cohen

Signed: /s/ Joseph Healey

 Joseph Healey